SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to §240.14a-12
AMERITRADE HOLDING CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies: Common Stock

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Filed by Ameritrade Holding Corporation
Pursuant to Rule 14a-12 under the
Securities Exchange Act of 1934
Subject Company: Ameritrade Holding Corporation
Commission File No.: 000-49992
This filing consists of a presentation made by Ameritrade Holding Corporation at an investment advisor conference held on November 29, 2005 and November 30, 2005.

AMERITRADE
Advisor Services

RIA Webinar Series

November 29, 2005 (5:00 pm EST)
November 30, 2005 (12 noon EST)

TD Ameritrade Transition Review for RIA clients of Ameritrade Advisor Services

Ameritrade Advisor Services, Division of Ameritrade, Inc., member NASD/SIPC. Ameritrade Advisor Services, Ameritrade Connection, Amerivest and Ameritrade Advisor Services logos are trademarks of Ameritrade IP Company, Inc. Copyright 2005 Ameritrade IP Company, Inc. All rights reserved. Used with permission.

1

Safe Harbor Statement This presentation contains forward-looking statements that involve risks and uncertainties. For example, statements related to the service offerings of TD Ameritrade following the closing of the transaction, the operational performance of the combined company, execution of integration plans, management and organizational structure, timing of the integration and product offerings and related statements are all forward-looking statements. Various factors could cause actual results to differ materially from those anticipated by the forward-looking statements. These factors include the possibility that the transaction does not close when expected or at all, or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; that the parties are unable to successfully execute their integration strategies; and that the parties are unable to retain employees that are key to the operations of the combined business. These and other risks that could cause actual results to differ materially from those described in the forward-looking statements are detailed from time to time in the documents filed by Ameritrade with the Securities and Exchange Commission, including Ameritrade's most recent Form 10-K and 10-Q.

Ameritrade Advisor Services-Webinar Participants James Wangsness, SVP Neil Curran, Sr. Director & National Sales Manager Judy Moore, Director - Client Services Earl McAlear, Director - Advisor Technology Marcus Hagood, Director - Account Management Scott Fangman, Account Manager (East Coast) Chris Engelbert, Account Manager (Midwest) Christian Graham, Account Manager (West Coast)

Ameritrade's acquisition of TD Waterhouse has not yet closed and Ameritrade and TD Waterhouse have not yet combined. The "technology roadmap" and plans relating to the combined entity, TD Ameritrade, are subject to the transaction closing. Until the transaction closes, Ameritrade and TD Waterhouse are separate companies. Integration of the companies will not occur until after the closing.

Webinar Agenda TD Ameritrade Vision Key Dates & Management Structure Client Services Transition Technology Products & Services Enhanced Offerings Question & Answer "live" session

Importance of TD Ameritrade Institutional Assets Gathering - Expected that 20% of TD Ameritrade's total client assets will be held in RIA accounts1 Fastest growing segment of both organizations Provides TD Ameritrade full array of "end-to-end" investor solutions Self Directed Collaborative (Branches) Advised RIA Benefits Institutional caliber client service Leading edge technology National Advisor Referral program with local branches Strategic relationship with TD Bank Best of breed sales, marketing support and vendor alliance services 1 As of 3/31/05

Key Dates & Management Structure Key Terms & Dates (1) Acquisition Close (2) Broker/Dealer Conversion (3) Clearing Conversion Management Structure Tom Bradley, EVP & Business Head; reporting to Chris Armstrong, EVP of Sales & Marketing (Office of Chief Executive member) Direct Reports include: Brian Stimpfl, MD - Business Solutions & Advisor Direct Referral program Earl McAlear, Director - Technology Integration Derek Bruton, MD - Sales & Account Management Neil Curran, Senior Director - Emerging RIA Sales Tom Nally, MD - Client Services & Operations; dotted line relationship-- reports to Bryce Engel, Chief Brokerage Operations Officer ..

Client Services Transition Business as usual until "Transition" TD Ameritrade RIA clients will be handled initially by TDW Institutional's current Client Services organization in San Diego augmented with AAS staff "Transition" to San Diego from Omaha should occur early 2006 Transition Task Force includes: Staci Bruck, New Accounts Manager & Greg Newlin, Client Services Project Manager Establishment of Ft. Worth RIA servicing group; transition from TDW Institutional's Harborside, NJ facility AAS Transition Support team headed by Judy Moore until Transition with three key Account Managers. Post Transition they will report to Neil Curran (through Clearing Conversion): Christian Graham (West Coast) Chris Engelbert (Midwest) Scott Fangman (East Coast)

AMERITRADE
Advisor Services

Technology Platform

- Ameritrade Connection for AAS advisors until Clearing Conversion
- All new advisors without an existing AAS relationship will start on VEO
- AAS advisors can have dual relationships with TDW Institutional's VEO platform but this is connected to a different back-office clearing system (ADP)
- Amerivest currently linked to Ameritrade Connection only
- New VEO will incorporate best of TDWIS and AAS front end tools sets plus enhanced workflow and back-office enhancements

Amerivest is an online investment advisory service of Amerivest Investment Management, LLC, an SEC-registered investment advisor. The service is available to RIAs on a sub-advisory basis. Brokerage services provided by Ameritrade, Inc. Ameritrade, Inc. and Amerivest Investment Management, LLC are both wholly owned subsidiaries of Ameritrade Holding Corporation.

9

Products & Services Review of best of breed vendors currently underway Vendor Discount & Alliance program will be consolidated to one unified offering Investment Support provided by AISG (i.e., Ken Jacob, Stephanie Wagner)

TD Ameritrade Institutional Enhanced Offerings Enhanced Services TD Ameritrade national branch system to serve RIA and Investors' needs Potential Advisor Direct program for qualified RIAs Practice Management Opportunities Partnership 2006 (Orlando, Fl) - February 1-4, 2006. Key note speeches include: Former President Bush, Former NYC Mayor Giuliani, Former SEC Chairman Donaldson, etc. Semi-annual regional events Business Solutions teams Quarterly compliance newsletter More ..

Additional Information and Where to Find It In connection with the proposed acquisition of TD Waterhouse Group, Inc., Ameritrade filed a revised preliminary proxy statement concerning the transaction with the Securities and Exchange Commission ("SEC") with a filing date of November 23, 2005. Ameritrade will also file a definitive proxy statement and relevant documents with the SEC in connection with the proposed transaction. SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the definitive proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68127, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC's web site at www.sec.gov. Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the preliminary proxy statement of Ameritrade described above. This document is available free of charge at the SEC's web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank's directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC's web site at www.sec.gov.

Question & Answers Ameritrade Advisor Services, Division of Ameritrade, Inc., member NASD/SIPC. Ameritrade Advisor Services, Ameritrade Connection, Amerivest and Ameritrade Advisor Services logos are trademarks of Ameritrade IP Company, Inc. Copyright 2005 Ameritrade IP Company, Inc. All rights reserved. Used with permission.